UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

630 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631 218-0077

Date of fiscal year end:

6/30

Date of reporting period: 6/30/10

Item 1.  Reports to Stockholders.

Rogé Partners Fund Annual Report June 30, 2010 Investment Advisor R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
June 30, 2010

Dear Shareholders,

We are happy with the Fund’s results over the past year. The Fund outperformed our primary and secondary benchmark. Our overweight position in small-cap stocks aided in performance. We believe our overweight position in absolute-oriented value funds also helped the Fund perform well.

The market recovery that started back in March 2009 hit a serious pothole in the second quarter as sentiment soured over lackluster U.S. growth, the European debt crisis, the possible economic repercussions of the oil spill in the Gulf of Mexico, uncertainty about the costs of the new health care bill, new financial regulations and the potential increase in taxes as the Bush tax cuts expire at the end of 2010.

Contributing to the growing unease was the so called “flash crash” of May 6 when (although its causes have yet to be fully explained) a large sell order by a major investment bank sent the Dow tumbling almost a 1,000 points in a matter of minutes. Though the markets briefly bounced back, they remained jumpy and never really recovered. Our positions in balance funds and absolute oriented value funds helped mitigate this volatility.

More broadly, the big question weighing on investors was whether last year’s tentative recovery would continue to gain momentum in 2010.  The answer appears tentative, relative and – in the eyes of many economists and financial professionals – dangerously dependent on continued government policy actions. As such, austerity measures passed by major trading partners such as the U.K. and Germany only served to further unsettle investors even as it became clear, at least in the U.S., that there were political and fiscal constraints on any further stimulus efforts.

Under these very difficult global circumstances, no investment style or cap size emerged with any clear advantage, although large-cap growth fared the worst. As might be expected, with anxious investors looking for safe harbors, the only investment category that was a clear winner was precious metals, principally gold. The U.S. dollar continued to appreciate against most major world currencies throughout the quarter, particularly the euro and the British pound, eroding the returns of U.S. investors in foreign securities.

In the fixed-income arena, the flight to quality that characterized the quarter most directly benefited Treasury securities, with the most significant gains accruing to the longer maturities. As a result, Treasuries were the best performing asset class of the quarter. The yields on both the Treasury’s bellwether 10-year note and the 30-year bond slid to levels not seen in over a year. Corporate high-yield (junk) bonds were essentially flat, reflecting apprehension over prospective earnings growth, particularly among lower-quality issues.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2010

At the very shortest end of the yield curve occupied by money market instruments, returns remained negligible.

Despite ongoing concerns regarding default risk, the flight to quality also boosted municipal bonds, though less than Treasuries. The market was propelled by strong investor demand, relatively light supply and reinvestment of maturing principal and coupon payments. Against a background of declining tax revenues, we will continue to be vigilant about the condition of state and municipal balance sheets.

The market rally that lasted through the first quarter of this year was largely based on expectations that the economy would begin to firm up and, to some extent, the U.S. has experienced a real improvement in economic fundamentals. The corporate sector, cushioned by an estimated $1.8 trillion in cash reserves, put up some impressive manufacturing numbers as companies rebuilding their depleted inventories drove up factory orders. Corporate activity seems to be picking up globally as well, as the total value of mergers and acquisitions hit the $1 trillion mark in the first six months of 2010, a 9% jump over last year.

Yet, with first-quarter GDP growth being revised down to 2.7% and a Fed announcement in June that short-term interest rates would remain at about zero indefinitely, it has become increasingly apparent that the recovery is fragile at best. While companies seem to be holding the line, gains in productivity rather than increased hiring are driving business. Consequently, unemployment remains stubbornly high (officially at 9.5% but by many estimates more likely to exceed 16%) with disturbing implications for other critical areas of the economy, including the housing sector and consumer spending.

This on top of the new austerity measures – that means, generally speaking, higher taxes in tandem with lower government spending – being embraced here and abroad have renewed fears recession, the dreaded “double dip.” Certainly, there is cause for worry in Europe. But our view is that the most probable scenario will involve slow growth in developed markets with perhaps slightly better performance in emerging markets, largely driven by rising commodity prices and currency devaluations.

Outlook

Moving forward into what has been dubbed the “new normal.” – meaning sluggish growth caused by increased regulation, heightened market volatility and ongoing corporate and government de-leveraging – we believe our cautious, balanced value-driven investment style is and will continue to serve our clients well.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2010

As always, we remain alert to developing opportunities, especially now that beaten down markets are offering exceptional values. Our portfolios have benefited from being overweight in small cap stocks, but we are now gradually trending more into mid- and large caps with a greater emphasis on foreign, particularly northern European, equities.

In the short and medium term, our strategy is navigate around volatility while seeking out stable, high-quality investments with relatively low correlation to the broader market. We are primarily managing for risk first, and then looking for return.  Our strategies are based on careful analysis and well developed research capabilities, which include selection and access to the best investment managers, with proven track records, during difficult times. We are making use of balanced funds (to provide income and capital appreciation) and asset allocation funds (to enhance diversification and generate steadier returns) continue to represent essential components of our core holdings.

As a rule, we avoid making decisions based on short-term market developments. This helps us avoid making emotional decisions and helps us remain realistic about the most probable direction of the global economy longer term.  We place emphasis on liquidity and defensive holdings. In a complex and rapidly changing market environment, flexibility to navigate realistically is the key to success.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Co-Portfolio Manager

Co-Portfolio Manager

Investing in the Rogé Partners Fund involves risks including the loss of principal. Some of the principal risks that the Fund is exposed to are investment management risk, foreign exposure risk, and stock market volatility. Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. The Fund may also invest in foreign securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity. Please refer to the fund’s prospectus for these and other risks you should carefully consider.

The Rogé Partners Fund is distributed by Northern Lights Distributors, LLC member FINRA. 1197-NLD 8/18/2010

Rogé Partners Fund
PORTFOLIO REVIEW
June 30, 2010

The Fund’s performance figures* for the year ending June 30, 2010, compared to its benchmarks:

	One Year	Five Year	Inception** – June 30, 2010	Inception** – June 30, 2010 (Cumulative Return)
The Rogé Partners Fund	16.63%	-1.46%	0.61%	3.58%
S&P 500 Index	14.43%	-0.79%	0.44%	2.56%
MSCI World Index	10.20%	0.06%	1.66%	9.92%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2010, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.35%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	60.24%
Growth Equity Mutual Funds	11.62%
Limited Partnership	6.29%
International Equity Mutual Funds	5.40%
Blend Equity Mutual Funds	4.30%
Asset Allocation Mutual Funds	4.00%
Diversified Holding Companies	1.43%
Oil & Gas Services	1.00%
Beverages	0.96%
Insurance	0.54%
Other/Cash & Equivalents	4.22%
100.00%

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 85.56%
	Asset Allocation - 4.00%
4,635	FPA Crescent Fund		$ 112,852
4,428	Oakmark Equity & Income Fund		108,970
10,215	PIMCO All Asset All Authority Fund		109,806
10,121	PIMCO Global Multi-Asset Fund		107,692
			439,320
	Blend - 4.30%
15,502	Fairholme Fund		469,712
259	Matthew 25 Fund		3,238
			472,950
	Growth - 11.62%
14,491	Baron Partners Fund +		227,215
10,314	Baron Small Cap Fund +		194,323
11,414	Legg Mason Opportunity Trust +		107,523
1,851	Sequoia Fund, Inc.		211,615
8,700	Vanguard PRIMECAP Core Fund		97,270
21,972	Putnam Equity Spectrum Fund		439,006
			1,276,952
	International - 5.40%
35,008	Artisan International Small Cap Fund		538,416
1,019	Artisan International Value Fund, Investor Shares		22,005
2,273	Third Avenue International Value Fund		31,644
93	Tweedy Browne Global Value Fund		1,937
			594,002
	Value - 60.24%
9,697	Aegis Value Fund		102,501
7,087	Artisan Small Cap Value Fund		97,165
43,342	Evermore Global Value Fund		392,242
26,046	First Eagle Global Fund		1,031,142
107,924	IVA Worldwide Fund		1,586,489
10,286	Kinetics Paradigm Fund		190,709
2,009	Longleaf Partners Fund		47,617
9,990	Oakmark Global Select Fund		92,208
21,430	PIMCO EQS Pathfinder Fund		197,796
15,860	Pinnacle Value Fund +		214,750
13,296	Prospector Capital Appreciation Fund		183,222
41,127	Royce Opportunity Fund		368,912
30,398	Royce Select Fund		506,434

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010

Shares	Security		Value

	Value - 60.24% (Continued)
89	Third Avenue Small Cap Value Fund		$ 1,501
191	Third Avenue Value Fund		7,995
39,837	Walthausen Small Cap Value Fund +		484,820
27,575	Westport Fund +		512,074
52,440	Wintergreen Fund		604,105
			6,621,682

	TOTAL EQUITY MUTUAL FUNDS
	(Cost $8,156,714)		9,404,906

	COMMON STOCKS - 6.41%
	Beverages - 0.96%
900	Brown-Forman Corp. +		52,380
850	Diageo PLC		53,329
			105,709
	Building Materials - 0.54%
700	Martin Marietta Materials, Inc.		59,367

	Diversified Holding Companies - 1.43%
1,829	Jardine Matheson Holdings, Ltd.		64,326
2,700	Leucadia National Corp. +		52,677
908	Siem Industries, Inc. + (a)		39,725
			156,728
	Food - 0.53%
1,200	Nestle SA		57,888

	Insurance - 0.54%
750	Berkshire Hathaway, Inc., Class B +		59,767

	Oil & Gas Services - 1.00%
3,600	Acergy SA - ADR		53,244
800	Seacor Holdings		56,528
			109,772
	Real Estate Investment Trusts (REITs) - 0.54%
4,600	Winthrop Realty Trust		58,926

	Software - 0.29%
281,500	6356095 Canada, Inc. (formerly Excapsa Software)+ ++ (a)		31,697

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010

Shares	Security		Value

	Tobacco - 0.58%
1,400	Philip Morris International, Inc.		$ 64,176

	TOTAL COMMON STOCKS
	(Cost $607,797)		704,030

	LIMITED PARTNERSHIP - 6.29%
450,000	Armor Capital Partners LP + ++ (a)
	(Cost $450,000)		691,533

	TOTAL INVESTMENTS
	(Cost $9,214,511)(b)	98.26%	$ 10,800,469
	Other assets in excess of liabilities	1.74%	191,341

	TOTAL NET ASSETS	100.00%	$ 10,991,810

Non-income producing securities.
Restricted securities. The aggregate value of such securities is 6.58% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

 Securities for which market quotations are not readily available.   The aggregate value of such securities is 6.94% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

 Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $9,540,685 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$1,389,348
		Unrealized depreciation:	(129,564)
		Net unrealized appreciation:	$1,259,784

RIC - Registered Investment Company
ADR - American Depositary Receipts
SPDR - Standard & Poor's Depository Receipts

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments in securities, at value
(Cost $9,214,511)	$ 10,800,469
Cash	220,340
Dividends and interest receivable	2,064
Prepaid expenses and other assets	20,660
Total Assets	11,043,533

Liabilities:
Investment advisory fees payable	5,506
Fees payable to other affiliates	14,419
Accrued expenses and other liabilities	31,798
Total Liabilities	51,723

Net Assets	$ 10,991,810

Net Assets Consist Of:
Paid in capital	$ 13,850,975
Accumulated net investment loss	(93,000)
Accumulated net realized loss from security transactions
and foreign currency transactions	(4,352,093)
Net unrealized appreciation of investments and
foreign currency transactions	1,585,928

Net Assets	$ 10,991,810

Shares outstanding (unlimited number of shares authorized
without par value)	1,180,404

Net asset value (net assets ÷ shares outstanding), offering price and
redemption price per share	$ 9.31

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2010

Investment Income:
Dividends (net of foreign withholding taxes $252)	$ 132,723
Interest	39
Total investment income	132,762

Expenses:
Advisory fees	112,799
Administration fees	30,237
Fund accounting fees	27,379
Transfer agent fees	23,287
Audit fees	20,615
Legal fees	19,550
Registration fees	18,250
Insurance expense	9,881
Custody fees	8,388
Trustees' fees	3,008
Printing expense	2,296
Other expenses	2,037
Total expenses	277,727

Less:
Advisory fees waived	(52,928)
Net expenses	224,799

Net Investment Loss	(92,037)

Net Realized and Unrealized Gain
on Investments:
Net realized gain from security transactions	700,310
Net realized gain from foreign currency transactions	10
Realized gain from distributions received from underlying investment companies	1,121
Net change in unrealized appreciation (depreciation) of investments
and foreign currency transactions	1,019,164
Net realized and unrealized gain on investments	1,720,605

Net increase in net assets resulting from operations	$ 1,628,568

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Partners Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
From Operations:
Net investment loss	$ (92,037)	$ (65,230)
Net realized gain (loss) from security transactions	700,310	(4,137,240)
Net realized gain (loss) from
foreign currency transactions	10	(18,798)
Distributions received from underlying
investment companies	1,121	111,671
Net change in unrealized appreciation
(depreciation) of investments	1,019,164	(760,434)
Net increase (decrease) in net assets
resulting from operations	1,628,568	(4,870,031)

Distributions:
In excess of net investment income	(25,292)	(1,978)
In excess of net realized gains	-	(11,301)
Net decrease in net assets from distributions	(25,292)	(13,279)

From Capital Share Transactions:
Subscriptions of fund shares	379,485	2,297,764
Reinvestment of dividends	25,275	13,273
Redemptions of fund shares	(734,880)	(2,382,133)
Net decrease in net assets from
capital share transactions	(330,120)	(71,096)

Net increase (decrease) in net assets	1,273,156	(4,954,406)

Net Assets:
Beginning of Year	9,718,654	14,673,060
End of Year*	$ 10,991,810	$ 9,718,654
* Includes accumulated net investment loss of:	$ (93,000)	$ (73,526)

Capital Share Transactions:
Shares sold	41,926	269,770
Shares reinvested	2,649	1,682
Shares redeemed	(78,520)	(263,281)
	(33,945)	8,171

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30,	June 30,		June 30,		June 30,		June 30,
	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Year	$ 8.00	$ 12.16		$ 15.24		$ 12.92		$ 11.13
Income From Investment Operations:
Net investment loss (1)	(0.08)	(0.06)		(0.05)		(0.01)		(0.08)
Net realized and unrealized gain (loss)	1.41	(4.09)		(2.06)		2.74		1.93
Total from investment operations	1.33	(4.15)		(2.11)		2.73		1.85

Paid-In Capital from Redemption Fees	-	-		0.00	(2)	0.00	(2)	0.00	(2)

Less Distributions:
From net investment income	-	-		-		-		-
In excess of net investment income	(0.02)	(0.00)	(2)	(0.05)		(0.15)		(0.00)	(2)
From net realized gains	-	-		(0.92)		(0.26)		(0.06)
In excess of net realized gains	-	(0.01)		-		-		-
Total distributions	(0.02)	(0.01)		(0.97)		(0.41)		(0.06)

Net Asset Value, End of Year	$ 9.31	$ 8.00		$ 12.16		$ 15.24		$ 12.92

Total Return (3)	16.63%	(34.11)%		(14.57)%		21.32%		16.64%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 10,992	$ 9,719		$ 14,673		$ 17,480		$ 11,643
Ratio of expenses to average net assets,
before waiver/reimbursement (4)	2.46%	2.67%		2.34%		2.13%		3.05%
Ratio of expenses to average net assets,
after waiver/reimbursement (4)	1.99%	1.99%		1.99%		1.99%		1.99%
Ratio of net investment loss
to average net assets, after waiver/
reimbursement (5)	(0.81)%	(0.65)%		(0.36)%		(0.05)%		(0.62)%
Portfolio Turnover Rate	43%	149%		59%		33%		13%

(1)	Per share amounts calculated using the average shares method.
(2)	Per share amount represents less than $0.01 per share.
(3)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2010

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.  Management has evaluated subsequent events through the date the financial statements were issued.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).    The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

could be used to determine fair value for a security.  As of June 30, 2010, the Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 6.94% of its net assets.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2010 for the Fund’s assets and liabilities measured at fair value:

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at June 30, 2010 includes:

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets and net asset value per share.  For the year ended June 30, 2010, the Fund reclassified the components of net assets due to net operating losses, distributions in excess, realized foreign currency gains and grantor trust adjustments as follows:

Paid in capital	$(97,928)
Accumulated net investment loss	97,855
Accumulated net realized loss from security
transactions and foreign currency transactions	73

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until October 31, 2010, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.  For the year ended June 30, 2010, the Advisor waived fees amounting to $52,928.  The Fund’s total expenses subject to recoupment are $177,049. As of June 30, 2010, the Advisor can recoup waived and reimbursed expenses of $56,624 until June 30, 2011, $67,497 until June 30, 2012, and $52,928 until June 30, 2013.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.

Note 4.  Investment Transactions

During the year ended June 30, 2010, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $4,749,357 and $5,358,200, respectively.

Note 5.  Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following periods was as follows:

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and book/tax differences due to partnership and real estate investment trust adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to partnership and real estate investment trust adjustments.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2010

At June 30, 2010, the Fund had a capital loss carry forwards for federal income tax purposes available to offset future capital gains through the following expiration dates:

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $5,015 of such foreign currency losses.

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2010, the Rogé Partners Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	450,000	$450,000	$691,533	6.29%
6356095 Canada, Inc. (formerly Excapsa Software, Inc.)	10/18/2006	281,500	$31,025	$31,697	0.29%

Note 7. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  The ASU No. 2010-06 requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Level 1 and 2 during the current period presented. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-6 will have on its financial statements.

Note 8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events

Rogé Partners Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2010

To the Shareholders and Board of Trustees

Rogé Partners Funds

Bohemia, New York

We have audited the accompanying statement of assets and liabilities of the Rogé Partners Fund, a series of shares of the Rogé Partners Fund, including the schedule of investments, as of June 30, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.    These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rogé Partners Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 20, 2010

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
June 30, 2010 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2010 through June 30, 2010.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period** (1/1/10-6/30/10)
Actual	$1,000.00	$980.00	$9.77
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in the reporting period).

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2010 (Unaudited)

REAPPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Rogé Partners Funds (the “Trust”) approved the continuation of the Investment Advisory Agreement (the “Agreement”) for the Rogé Partners Fund (the “Fund”).  At the Meeting, Trust counsel reviewed and summarized the Board’s responsibilities under the Investment Company Act of 1940, as amended, (the “1940 Act”) with respect to approving the continuance of the Agreement, the material factors that must be considered by the Board to reach a final conclusion, and the requirements for disclosure of contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements. He referred to the materials provided prior to the Meeting for the Board’s consideration and discussed the same, including a questionnaire completed by the Adviser that provides important information about the Adviser.

In order to determine whether to continue the  Fund’s Agreement, Trust counsel advised the Independent Trustees to consider:  1) the investment performance of the Fund; 2) the nature, extent and quality of services provided by the Adviser;  3) the costs of the services to be provided and the profits to be realized by the Adviser and any affiliates, from the relationship with the Fund; 4) the extent to which economies of scale will be realized as the Fund grows; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board reviewed the Fund’s quarterly compliance checklists and certifications with respect to compliance with the 1940 Act, the Sarbanes-Oxley Act of 2002 and the Fund's Code of Ethics. Next, the Independent Trustees reviewed the Adviser’s financial statements, Form ADV and the completed annual Agreement questionnaire provided by the Adviser.  The Independent Trustees noted the business experience and quality of personnel associated with the Adviser.

The Independent Trustees then reviewed the performance of the Fund as compared to several benchmark indices for various periods ended March 31, 2010.  The Trustees then discussed the Fund’s overall performance record.

The Independent Trustees then referred to the reports comparing the Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios of a peer group of funds. It was noted that the Adviser continues to waive advisory fees to maintain the Fund’s expense cap at 1.99%.  Further discussion ensued and the Independent Trustees concluded that the advisory fees were competitive and reasonable for the services provided.  The Independent Trustees then discussed the fact that the Fund’s expense ratio was above the median for the peer group, but noted that several of the funds in the peer group benefit from economies of scale available to large fund groups.

The Trustees then noted that the Adviser has no affiliated entities that might benefit from the Adviser’s relationship with the Fund.

The Independent Trustees met with Trust counsel in executive session to discuss their findings with respect to continuing the Agreement. The Independent Trustees discussed the nature and quality of the services provided to the Fund by the Adviser.  The Trustees commented that they generally were very pleased with the quality of service provided by the Adviser. The Independent Trustees further noted the Adviser’s clear commitment to compliance. With respect to the Fund’s expenses being relatively high, the Independent Trustees concluded that they are not unreasonable considering the current size of the Fund and the Fund’s performance.  The Independent Trustees also noted the Adviser’s past contributions to the Fund to reduce expenses and the Adviser’s ongoing commitment to the Fund’s asset growth. Finally, the Independent Trustees discussed how economies of scale would become more relevant when assets grow and the Adviser keeps its full fee.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2010 (Unaudited)

When the regular session resumed, based upon the information provided, it was the Board’s, including the Independent Trustees’ consensus that the fees to be paid to the Adviser were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and the renewal of the Agreement was in the best interest of the Fund’s shareholders.  The Board noted that it did not rely on any single factor to arrive at its decision but considered all of the information available.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2010 (Unaudited)

The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below.  Unless otherwise noted, the address of each Trustee and Officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served (1)	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEE:
Ronald W. Rogé Age: 63	Chairman of the Board of Trustees; Chief Executive Officer; Co-Portfolio Manager	Since June 2004	Founder and Chairman of R.W. Rogé & Company, Inc. since 1986	1	1
NON-INTERESTED TRUSTEES:
David H. Diesslin Age: 63	Trustee/Financial Expert	Since October 2004	Principal and Founder – Diesslin & Associates, Inc. (financial planners), since 1980	1	5
Richard Sincere Age: 56	Trustee	Since June 2004	President, Chief Executive Officer and Founder of Sincere & Co., LLC (marketing firm)	1	None
Donald Smith Age: 68	Trustee	Since June 2004	Owner and President of IMXCO Sales Inc. since 1988	1	None
PRINCIPAL EXECUTIVE OFFICERS:
Steven M. Rogé Age: 29	President; Co-Portfolio Manager	Since June 2004	Portfolio Manager - R.W. Rogé & Company, Inc. since 2003	1	None
Rosanne Rogé Age: 54	Secretary	Since June 2004	Managing Director - R.W. Rogé & Company, Inc. since 1995	1	None

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2010 (Unaudited)

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
PRINCIPAL EXECUTIVE OFFICERS: (Continued)
Susan J. Rogé Age: 29	Treasurer	Since June 2004	Paraplanner R.W. Rogé & Company, Inc. (2009 – Present); Chief Compliance Officer - R.W. Rogé & Company, Inc. (2003- 2009)	1	None
Jeffrey C. Roberto Age: 44	Chief Compliance Officer	Since August 2005	Portfolio Operations Manager – R.W. Rogé & Company, Inc. since March 2002; Chief Compliance Officer - R.W. Rogé & Company, Inc. (2009 – Present)	1	None
Kevin E. Wolf Age: 40	Assistant Treasurer	Since June 2006	Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – 2006); Vice President, GemCom, LLC (2004 - Present)	1	None

(1)

Each trustee is elected to serve an indefinite term until his or successor, if any, is duly elected and qualified.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-888-800-ROGE.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2009 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that David H. Diesslin is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

FY 06/30/10

$14,500

N/A

FY 06/30/09

$13,800

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 06/30/10

$0

N/A

FYE 06/30/09

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 06/30/10

$2,800

N/A

FYE 06/30/09

$2,700

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 06/30/10

$0

N/A

FYE 06/30/09

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 06/30/2010

$2,800

N/A

FYE 06/30/2009

$2,700

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Rogé Partners Funds

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/7/10

By (Signature and Title)

*

/s/

Susan J. Rogé

Susan J. Rogé, Treasurer

Date

9/7/10

* Print the name and title of each signing officer under his or her signature.